Exhibit 32.1
Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Steel Partners Holdings L.P.(the “Partnership”) on Form 10-Q for the three months ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Warren G. Lichtenstein, Chief Executive Officer of Steel Partners Holdings GP Inc., the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

Date:
May 15, 2012	/s/ Warren G. Lichtenstein
Warren G. Lichtenstein Chief Executive Officer of Steel Partners Holdings GP Inc.

* The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.